EXHIBIT 99.2

CHEMREX CORPORATION SDN. BHD.

INDEX TO THE UNAUDITED INTERIM FINANCIAL STATEMENTS

9 MONTHS ENDED SEPTEMBER 30, 2020

TABLE OF CONTENTS

Page

Balance Sheets	2

Statements of Operations and Other Comprehensive Income/(Loss)	3

Statements of Stockholders’ Equity	4

Statements of Cash Flows	5

Notes to the Unaudited Financial Statements	6-12

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Chemrex Corporation Sdn. Bhd.

Balance Sheets

September 30, 2020 and December 31, 2019

Expressed in United States Dollars

(unaudited)

	September 30,	December 31,
	2020	2019
ASSETS
Current Assets
Inventories	$1,178,775	$1,315,627
Trade receivables	3,568,699	4,346,817
Other receivables, deposits and prepayments	7,154	73,295
Cash and bank balances	1,502,869	346,008
Total Current Assets	6,257,497	6,081,747

Property, plant and equipment, net	1,075,877	1,878,073
Other investments	229,129	147,882
Total Non-Current Assets	1,305,006	2,025,955

TOTAL ASSETS	$7,562,503	$8,107,702

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Trade payables	$1,924,495	$3,163,122
Accrued liabilities and other payables	17,905	608,216
Borrowings	5,940	3,258
Tax payable	304,091	31,182
Total Current Liabilities	2,252,431	3,805,778

Deferred tax liabilities	3,061	3,107
Borrowings	-	3,912
Total Non-Current Liabilities	3,061	7,019

TOTAL LIABILITIES	2,255,492	3,812,797

Stockholders' Equity
Share capital	395,306	395,306
Accumulated other comprehensive loss	(82,246)	(36,913)
Accumulated surplus	4,993,951	3,936,512
Total Stockholders’ Equity	5,307,011	4,294,905

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,562,503	$8,107,702

The notes are an integral part of these unaudited financial statements.

2

Chemrex Corporation Sdn. Bhd.

Statements of Operations and Other Comprehensive Income/(Loss)

Expressed in United States Dollars

(Unaudited)

	For the Nine Months Period Ended
	September 30,
	2020	2019
Revenue	$7,234,543	$11,424,657

Cost of revenue	(5,882,174)	(9,837,243)

Gross profit	1,352,369	1,587,414

Other income	759,437	58,990

Operating expenses - general and administrative	(694,475)	(850,879)

Profit from operations	1,417,331	795,525

Finance costs	(5,282)	(18,465)

Profit before provision for income taxes	1,412,049	777,060

Provision for income taxes	(354,610)	(202,021)

Net income	$1,057,439	$575,039

Other comprehensive income / (loss)	(45,333)	(65,361)

Total comprehensive income	$1,012,106	$509,678

Basic and diluted income per share of common stock	$0.66	$0.36
Weighted average number of shares of common stock outstanding	1,600,000	1,600,000

The notes are an integral part of these unaudited financial statements.

3

Chemrex Corporation Sdn. Bhd.

Statements of Stockholders’ Equity

For the Period Ended September 30, 2020 and 2019

Expressed in United States Dollars

(Unaudited)

	Share Capital			Accumulated Other	Total
	Number of Shares	Amount	Accumulated Surplus	Comprehensive Income/(Loss)	Stockholders' Equity
Balance - December 31, 2018/ January 1, 2019	1,600,000	$395,306	$3,396,153	$(82,420)	$3,709,039
Net income	-	-	575,039	-	575,039
Other comprehensive loss	-	-	-	(65,361)	(65,361)
Balance - September 30, 2019	1,600,000	$395,306	$3,971,192	$(147,781)	$4,218,717

Balance - December 31, 2019/ January 1, 2020	1,600,000	$395,306	$3,936,512	$(36,913)	$4,294,905
Net income	-	-	1,057,439	-	1,057,439
Other comprehensive expenses	-	-	-	(45,333)	(45,333)
Balance - September 30, 2020	1,600,000	$395,306	$4,993,951	$(82,246)	$5,307,011

The notes are an integral part of these unaudited financial statements.

4

Chemrex Corporation Sdn. Bhd.

Statements of Cash Flows

Expressed in United States Dollars

(Unaudited)

	For the Nine Months Period Ended
	September 30,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,057,439	$575,039
Adjustment to reconcile profit to net cash from/(used in) operating activities:
Bad debts written off	-	1,324
Depreciation of property, plant and equipment	30,736	44,893
Dividend income	(4,850)	(1,824)
Gain on disposal of property, plant and equipment	(701,447)	-
Finance costs	5,282	18,465
Operating profit before changes in working capital	387,160	637,897

Changes in operating assets and liabilities:
Inventories	117,065	(416,045)
Trade receivables	717,805	(490,255)
Other receivables, deposits and prepayments	65,040	(5,959)
Trade payables	(1,226,262)	1,721,560
Accrued liabilities and other payables	(581,176)	274,652
Amount owing to Directors	-	(186,706)
Tax payable	273,378	71,593
Net Cash (Used in)/Provided by Operating Activities	(246,990)	1,606,737

CASH FLOWS FROM INVESTING ACTIVITIES:
Addition in other investments	(109,822)	-
Dividend received	4,850	1,824
Proceeds from disposal of other investments	26,350	-
Proceeds from disposal of property, plant and equipment	1,467,865	-
Purchase of property, plant and equipment	(1,062)	(931)
Net Cash Provided by Investing Activities	1,388,181	893

CASH FLOWS FROM FINANCING ACTIVITIES:
Interests paid	(5,282)	(18,465)
Repayment of term loans	-	(258,059)
Repayment of short-term borrowings	-	(499,004)
Repayment of obligation under finance lease	(1,122)	(5,009)
Net Cash Used in Financing Activities	(6,404)	(780,537)

Effect of Exchange Rate Changes	22,074	(9,278)

Net increase in cash and cash equivalents	1,156,861	817,815
Cash and cash equivalents, beginning of the year	346,008	(112,805)
Cash and cash equivalents, end of the year	$1,502,869	$705,010

The notes are an integral part of these unaudited financial statements.

5

Chemrex Corporation Sdn. Bhd.

Notes to the Unaudited Financial Statements

September 30, 2020 and 2019
Expressed in United States Dollars

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Chemrex Corporation Sdn. Bhd. (“we,” “us,” “our,” the “Company,” or “CCSB”) is a private limited liability company, incorporated in Malaysia.

The registered office of business of the Company is located at 87-2, Jalan Pudu Ulu, 56100 Kuala Lumpur.

Chemrex wholesales chemicals and resins for the manufacturers in industrial, medical components and equipment industries with customers located across South East Asia, Middle East and South India.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States and presented in United States dollars.

In the opinion of management, the consolidated balance sheet as of December 31, 2019 which has been derived from audited financial statements and these unaudited consolidated financial statements reflect all normal and recurring adjustments considered necessary to state fairly the results for the periods presented. The results for the nine months ended September 30, 2020 are not necessarily indicative of the results to be expected for the entire fiscal year ending December 31, 2020 or for any future period.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Foreign Currency Translation and Re-measurement

The Company translates its foreign operations to U.S. dollar in accordance with ASC 830, “Foreign Currency Matters”.

Translation of amounts from the local currency of the Company into US$1.00 has been made at the following exchange rates for the respective years:

	September 30, 2020	December 31, 2019
Year-end USD : MYR exchange rate	4.156	4.093

	January 1, 2020 to September 30, 2020	January 1, 2019 to September 30, 2019

Period-end average USD : MYR exchange rate	4.234	4.135

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The Company’s functional currency is Malaysian Ringgit (“MYR”) and reporting currency is the U.S. dollar.

The Company translates its records into U.S. dollar as follows:

•	Assets and liabilities at the rate of exchange in effect at the balance sheet date
•	Equities at historical rate
•	Revenue and expense items at the average rate of exchange prevailing during the period

Financial Instruments

The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities and other payable, deferred revenue and due to related parties. The carrying amounts of such financial instruments approximate their respective estimated fair value due to the short-term maturities and approximate market interest rates of these instruments.

Property, plant and equipment

Property, plant and equipment are recorded at cost. Depreciation is calculated using straight line method over the estimated useful lives of the assets. The useful lives are as follows:

Buildings	50 years
Equipment	5 years
Furniture and fittings	10 years
Motor vehicle	5 years
Office equipment	5 years
Renovation	10 years
Signboard	10 years

Leased assets are depreciated over the shorter of the lease term and their useful lives unless it is reasonably certain that the Company will obtain ownership by the end of the lease term. Freehold land is not depreciated. Property, plant and equipment under construction are not depreciated until the assets are ready for their intended use

Maintenance and repairs are charged to operations as incurred. Expenditures which substantially increase the useful lives of the related assets are capitalized. When properties are disposed of, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is reported in the period the transaction takes place.

Accounting for the impairment of long-lived assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. During the year ended September 30, 2020 and 2019, the Company did not impair any long-lived assets.

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Inventories

Inventories consisting of products available for sell, are stated at the lower of cost or market value. Cost of inventory is determined using the weighted average method. Inventory reserve is recorded to write down the cost of inventory to the estimated market value due to slow-moving merchandise and damaged goods, which is dependent upon factors such as historical and forecasted consumer demand, and promotional environment. The Company takes ownership, risks and rewards of the products purchased. Write downs are recorded in cost of revenues in the Condensed Statements of Operations and Comprehensive Income.

Leases

In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2016-02, Leases, which was subsequently amended in 2018 by ASU 2018-10, ASU 2018-11 and ASU 2018-20 (collectively, Topic 842). Topic 842 will require the recognition of a right-of-use asset and a corresponding lease liability, initially measured at the present value of the lease payments, for all leases with terms longer than 12 months. For operating leases, the asset and liability will be expensed over the lease term on a straight-line basis, with all cash flows included in the operating section of the statement of cash flows. For finance leases, interest on the lease liability will be recognized separately from the amortization of the right-of-use asset in the statement of comprehensive income and the repayment of the principal portion of the lease liability will be classified as a financing activity while the interest component will be included in the operating section of the statement of cash flows. Topic 842 is effective for annual and interim reporting periods beginning after December 15, 2018. Early adoption is permitted. Upon adoption, leases will be recognized and measured at the beginning of the earliest period presented using a modified retrospective approach. Topic 842 allows for a cumulative-effect adjustment in the period the new lease standard is adopted and will not require restatement of prior periods.

Prior to January 1, 2019, the Company accounted for leases under ASC 840, Accounting for Leases. Effective July 1, 2019, the Company adopted the guidance of ASC 842, Leases, which requires an entity to recognize a right-of-use asset and a lease liability for virtually all leases. The Company adopted ASC 842 using a modified retrospective approach. As a result, the comparative financial information has not been updated and the required disclosures prior to the date of adoption have not been updated and continue to be reported under the accounting standards in effect for those periods.

Revenue Recognition

Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services.

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

The Company records revenue at point in time which is recognized upon goods delivered or services rendered.

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Income Taxes and Deferred Taxes

Tax expense in profit or loss comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss except to the extent that it relates to a business combination or items recognized directly in equity or other comprehensive income.

Deferred tax is recognized using the liability method for all temporary differences between the carrying amounts of assets and liabilities in the statement of financial position and their tax bases. Deferred tax is not recognized for the temporary differences arising from the initial recognition of goodwill, the initial recognition of assets and liabilities in a transaction which is not a business combination and that affects neither accounting nor taxable profit or loss. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the end of the reporting period.

Recent Accounting Pronouncements

Management has considered all recent accounting pronouncements issued. The Company’s management believes that these recent pronouncements will not have a material effect on the Company’s financial statements.

NOTE 3 – TRADE RECEIVABLES

The Company has performed an analysis on all its trade receivables and determined that all amounts are collectible by the Company. As such, trade receivables are reflected as a current asset and no allowance for expected credit loss has been recorded as of September 30, 2020 and December 31, 2019. Total of $Nil and $1,324 of bad debts were written off for the period ended September 30, 2020 and September 30, 2019, respectively. The Company’s trade receivables consist of receivable from customers which are unrelated to the Company. The account receivables are non-interest bearing and is generally on 30 days to 90 days term. As of September 30, 2020 and December 31, 2019, the Company recorded $3,568,699 and $4,346,817 trade receivables, respectively.

NOTE 4 – OTHER RECEIVABLES, DEPOSITS AND PREPAYMENTS

Other receivables, deposits and prepayments at September 30, 2020 and December 31, 2019 consist of the following:

	September 30,	December 31,
	2020	2019

Other receivables, deposits and prepayments	$7,154	$73,295

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NOTE 5 – PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment at September 30, 2020 and December 31, 2019 consist of the following:

	September 30,	December 31,
	2020	2019
Cost:
Equipment	$43,357	$43,357
Furniture and fittings	83,373	83,373
Land and buildings	1,117,606	1,926,794
Motor vehicle	24,593	24,593
Office equipment	30,955	30,208
Renovation	105,743	105,448
Signboard	712	712
	1,406,339	2,214,485
Less: accumulated depreciation	(264,338)	(290,287)
Foreign exchange translation	(66,124)	(46,125)
Property, plant and equipment, net	$1,075,877	$1,878,073

During the period ended September 30, 2020 and September 30, 2019, the Company recorded depreciation of $30,736 and $44,893, respectively.

During the period ended September 30, 2020, the Company disposed of a property at a consideration of $1,467,865 with a gain of disposal of $701,447.

NOTE 6 – OTHER INVESTMENTS

	September 30,	December 31,
	2020	2019
As of beginning of the year	$147,882	$67,157
Addition during the year	109,822	62,348
Disposal during the year	(26,350)	-
Fair value gain	-	17,459
Foreign exchange translation	(2,225)	918
As of end of the year	$229,129	$147,882

The other investments consist of investment in quoted shares in Malaysia.

NOTE 7 – TRADE PAYABLES

Trade payables at September 30, 2020 and December 31, 2019 were $1,924,495 and $3,163,122, respectively. Trade payables are amounts billed to the Company by suppliers for goods and services in the ordinary course of business. All amounts have short-term repayment terms and vary by supplier.

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NOTE 8 - ACCRUED LIABILITIES AND OTHER PAYABLES

Accrued liabilities and other payables at September 30, 2020 and December 31, 2019 consist of the following:

	September 30,	December 31,
	2020	2019
Accrued liabilities and other payables	$17,905	$608,216

NOTE 9 – BORROWINGS

The Company’s borrowings as at September 30, 2020 and December 31, 2019 are as follows:

	September 30,	December 31,
	2020	2019
Finance lease liabilities - current	5,940	3,258
Finance lease liabilities – non-current	-	3,912
	$5,940	$7,170

The Company purchased motor vehicles under a finance lease agreement with principal and interest payable monthly.

NOTE 10 - STOCKHOLDERS’ EQUITY

Ordinary shares

The Company has authorized share capital of MYR1,600,000. The holders of ordinary shares are entitled to receive dividends as declared from time to time and are entitled to one vote per share at meetings of the Company.

The Company has no stock option plan, warrants or other dilutive securities.

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NOTE 11 – INCOME TAXES

The Company provides for income taxes under ASC 740, “Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax basis of assets and liabilities and the tax rates in effect when these differences are expected to reverse. It also requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The Company is operating in Malaysia and is subject to the Malaysia Corporate Tax which is charged at the statutory income tax rate range is 24% on its assessable income. Under the amendment of Income Tax Act 1967 by the Finance Act 2019 and with effect from year of assessment 2020, companies with paid-up capital of MYR2.5 million or less, and with annual business income of not more than RM50 million are subject to Small and Medium Enterprise Corporate Tax at 17%  on chargeable income up to MYR600,000 (2019: MYR500,000) except for companies with investment holding nature or companies does not have gross income from business sources are subject to corporate tax at 24% on chargeable income.

NOTE 12 – SIGNIFICANT EVENTS

On 11 March 2020, the World Health Organization declared the Coronavirus (“Covid-19”) outbreak to be a pandemic, which has caused severe global social and economic disruptions and uncertainties, including markets where the Company operates or intends to operate. The Company is actively monitoring and managing its operations to respond to these changes, the Company does not consider it practicable to provide any quantitative estimate on the potential impact it may have on the Company as the outbreak continue to evolve as of the date of this report.

NOTE 13 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date these financial statements were available to be issued. Based on our evaluation no material events have occurred that require disclosure.

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